UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 8, 2004

Dollar General Corporation
(Exact Name of Registrant as Specified in Charter)

Tennessee	001-11421	61-0502302
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Mission Ridge Goodlettsville, Tennessee		37072
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (615) 855-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.02.

TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

On October 8, 2004, Lawrence V. Jackson (“Jackson”), the President and Chief Operating Officer of Dollar General Corporation (“Dollar General”), resigned from Dollar General, effective October 8, 2004 (the “Termination Date”). Jackson’s resignation terminates, effective October 8, 2004, the Employment Agreement by and between Dollar General and Jackson (the “Employment Agreement”) and the Supplemental Executive Retirement Plan for Jackson (the “SERP”), both of which were effective as of September 22, 2003.

Pursuant to the terms of the Employment Agreement, Dollar General had agreed to employ Jackson as President and Chief Operating Officer for a three-year term ending September 22, 2006. The Employment Agreement specified that Jackson could terminate his employment at any time, for no reason, with 30 days written notice to Dollar General. Under the Employment Agreement, Jackson is entitled to receive his pro-rata base salary through the Termination Date, as well as any amounts in his accounts in the Dollar General 401(k) Plan and the Dollar General Compensation Deferral Plan. Jackson also has the option of purchasing his company car at fair market value and of converting his executive life insurance policy to an individual policy.  Jackson is not, however, entitled to receive any severance or continuation of his health or disability benefits beyond the Termination Date, other than as required by law.

Under the Employment Agreement and pursuant to Dollar General’s 1998 Stock Incentive Plan, Jackson was granted 24,000 shares of restricted stock scheduled to vest in three equal annual installments beginning on September 30, 2004 and options to acquire 200,000 shares of common stock scheduled to vest in four equal annual installments beginning on September 30, 2004. Jackson forfeits the unvested portions of each of the restricted stock award (16,000 shares) and the stock option grant (150,000 shares) on the Termination Date. Jackson also will forfeit the vested portion of the stock option grant (50,000 shares) if he does not exercise that option within 90 days of the Termination Date.

Jackson also was entitled under the terms of the Employment Agreement to participate in the SERP, which is an individualized, unfunded, non-qualified defined benefit pension plan. None of Jackson’s SERP benefits were vested or payable on the Termination Date. Accordingly, Jackson forfeits all benefits under the SERP on the Termination Date.

The Employment Agreement also contains provisions regarding non-disclosure and non-interference with Dollar General’s employees, customers and business that extend beyond the Termination Date. Specifically, the non-disclosure provisions require that Jackson maintain the confidentiality of, and refrain from disclosing or using, Trade Secrets (as defined in the Employment Agreement) for such period of time as the information remains a “trade secret” under applicable law, and Confidential Information (as defined in the Employment Agreement) for a period of two years following the Termination Date.

The non-interference with employees provisions provide that, for two years following the Termination Date, Jackson may not actively recruit, solicit or induce any person who, during the two years following the Termination Date or within one year prior to the Termination Date, was an exempt employee or officer of Dollar General or any of its subsidiaries, to cease employment with Dollar General for any reason, or hire or engage the services of any such person in any business substantially similar or competitive with that in which Dollar General was engaged during his employment.

The non-interference with customers provisions require that Jackson refrain, for two years following the Termination Date, from soliciting, directing, appropriating, calling upon or initiating communication or contact with any person or entity with whom Jackson had actual contact during the two years prior to the Termination Date, with a view toward the sale or the providing of any product, equipment or service sold or provided or under development by Dollar General during the period of two years immediately preceding the Termination Date.

Finally, under the terms of the non-competition provisions, Jackson may not obtain or work in a “Competitive Position” within the states in which Dollar General maintains stores as of the Termination Date for a period of two years following the Termination Date. For this purpose, “Competitive Position” means any employment, consulting, advisory, directorship, agency, promotional or independent contractor arrangement between Jackson and any person or entity engaged wholly or in material part in the business in which Dollar General is engaged whereby Jackson is required to or does perform services on behalf of or for the benefit of that person or entity which are substantially similar to the services he participated in or directed while employed by Dollar General.

Dollar General will not incur any early termination penalties in connection with the termination of the Employment Agreement or SERP.

ITEM 5.02.

DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On October 8, 2004, Lawrence V. Jackson, Dollar General’s President and Chief Operating Officer, submitted his resignation, effective October 8, 2004. Dollar General issued a news release on October 11, 2004 regarding Mr. Jackson’s resignation, which news release is attached hereto as Exhibit 99.3 and incorporated by reference as if fully set forth herein.

ITEM 9.01.

FINANCIAL STATEMENTS AND EXHIBITS

(a)

Financial Statements of businesses acquired.  N/A

(b)

Pro Forma Financial Information.  N/A

(c)

Exhibits.  See Exhibit Index immediately following the signature page hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 12, 2004	DOLLAR GENERAL CORPORATION

	By:	/s/ Susan S. Lanigan
Susan S. Lanigan
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1

Employment Agreement, effective September 22, 2003, by and between Dollar General Corporation and Lawrence V. Jackson (filed as Exhibit 10.2 to Dollar General Corporation’s Quarterly Report on Form 10-Q for the quarter ended October 31, 2003, filed with the Securities and Exchange Commission on December 4, 2003).*

99.2

Supplemental Executive Retirement Plan for Lawrence V. Jackson, effective September 22, 2003 (filed as Exhibit 10.3 to Dollar General Corporation’s Quarterly Report on Form 10-Q for the quarter ended October 31, 2003, filed with the Securities and Exchange Commission on December 4, 2003).*

99.3	News release dated October 11, 2004.

*

Incorporated by reference.

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